SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   __________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                               September 13, 2004


                             PHASE III MEDICAL, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                   0-10909                                  22-2343568
           ---------------------------------------------------------------
           Commission File Number                          IRS Employer
                                                         Identification No.


           330 SOUTH SERVICE ROAD, SUITE 120, MELVILLE, NEW YORK 11747
           ---------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                  631-574-4955
                                  ------------
                          Registrant's Telephone Number

                   ___________________________________________
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below): N/A

Item 3.02.      Unregistered Sales of Equity Securities.

     On September 13, 2004, Phase III Medical, Inc., a Delaware corporation (the "Company"), and Aholt, Jr. Family Trust dated 2/17/97 (the "Trust"), the trustee of which is Robert Aholt, Jr., the Company's recently appointed Chief Operating Officer (see below), entered into a subscription agreement (the "Subscription Agreement"), pursuant to which the Company sold to the Trust 7,282,913 shares of common stock, par value $0.001 per share, of the Company ("Common Stock") in exchange for $650,000. Pursuant to the Subscription Agreement, the Company and Mr. Aholt agreed that upon maturity of a promissory note made by the Company in favor of Mr. Aholt on or about August 30, 2004 (the "Note"), the Company will repay the Note in shares of Common Stock, at a per share conversion price equal to 85% of the average of the closing price of one share of Common Stock on the National Association of Securities Dealers, Inc. Over-the-Counter Bulletin Board (the "Bulletin Board") for the five (5) days immediately preceding the maturity date of the Note, or, if the Common Stock is not then traded on the Bulletin Board, at 85% of fair market value as determined by the Board of Directors of the Company. The Note, which was made in the principal amount of $100,000, bears interest at a rate of 20% per annum and matures on February 28, 2005.

     The offer and sale by the Company of the securities described above were made in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), for transactions by an issuer not involving a public offering. The offer and sale of such securities were made without general solicitation or advertising and with representations by the investors that they were "accredited investors," as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

     The description of the sale of the securities set forth in this Item 3.02 does not purport to be complete and is qualified in its entirety by reference to the full text of the Subscription Agreement and the Note, attached hereto as
Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated by this reference.


Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On September 15, 2004, the Company issued a press release pursuant to which it announced the appointment of Robert Aholt, Jr. as its Chief Operating Officer, effective as of September 13, 2004 (the "Commencement Date").

     Prior to joining the Company, Mr. Aholt, 43, was Principal and Chief Financial Officer of Systems Development, Inc., a private consulting firm focusing on strategic and technology consulting for Fortune 500 companies. As a co-founder of Systems Development in 1993, Mr. Aholt helped build the company into a multi-million dollar consulting practice with clients such as Universal Studios, Toyota, Sony and Fox Pictures. His client work included strategic and program management on projects as large as $85 million with three-year durations and scope covering company strategies and competitive advantages. As CFO of Systems Development, he oversaw all financial and operational aspects of the firm. Prior to Systems Development, Mr. Aholt was CFO of IW Communications Group, a public relations firm that helps companies target Asian communities for public relations outreach. Mr. Aholt has also worked as a controller of First Affiliated Securities, a regional brokerage firm in Southern California.

     On the Commencement Date, the Company entered into a letter agreement (the "Letter Agreement") with Mr. Aholt, pursuant to which the Company appointed Mr. Aholt as its Chief Operating Officer. Subject to the terms and conditions of the Letter Agreement, the term of Mr. Aholt's employment in such capacity will be for a period of three (3) years from the Commencement Date (the "Term").

     In consideration for Mr. Aholt's services under the Letter Agreement, Mr. Aholt will be entitled to receive a monthly salary of $4,000 during the first year of the Term, $5,000 during the second year of the Term, and $6,000 during the third year of the Term. In further consideration for Mr. Aholt's services under the Letter Agreement, on January 1, 2005 and on the first day of each calendar quarter thereafter during the Term, Mr. Aholt will be entitled to receive shares of Common Stock with a "Dollar Value" of $26,750.00, $27,625.00 and $28,887.50, respectively, during the first, second and third years of the Term. The per share price (the "Price") of each share granted to determine the Dollar Value will be the average closing price of one share of Common Stock on the Bulletin Board (or other similar exchange or association on which the Common Stock is then listed or quoted) for the five (5) consecutive trading days immediately preceding the date of grant of such shares; provided, however, that if the Common Stock is not then listed or quoted on an exchange or association, the Price will be the fair market value of one share of Common Stock as of the date of grant as determined in good faith by the Board of Directors of the Company. The number of shares of Common Stock for each quarterly grant will be equal to the quotient of the Dollar Value divided by the Price. The shares granted will be subject to a one year lockup as of the date of each grant.

     In the event Mr. Aholt's employment is terminated prior to the end of the Term for any reason, earned but unpaid cash compensation and unreimbursed expenses due as of the date of such termination will be payable in full. In addition, in the event Mr. Aholt's employment is terminated prior to the end of the Term for any reason other than by the Company with cause, Mr. Aholt or his executor of his last will or the duly authorized administrator of his estate, as applicable, will be entitled (i) to receive severance payments equal to one year's salary, paid at the same level and timing of salary as Mr. Aholt is then receiving and (ii) to receive, during the one (1) year period following the date of such termination, the stock grants that Mr. Aholt would have been entitled to receive had his employment not been terminated prior to the end of the Term; provided, however, that in the event such termination is by the Company without cause or is upon Mr. Aholt's resignation for good reason, such severance payment and grant shall be subject to Mr. Aholt's execution and delivery to the Company of a release of all claims against the Company.

     The description of the terms and conditions of Mr. Aholt's employment with the Company set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Letter Agreement attached hereto as Exhibit 10.3 and incorporated by this reference. Reference is also made to the press release issued by the Company on September 15, 2004, the text of which is attached hereto as Exhibit 99.1.


Item 9.01.  Financial Statements and Exhibits.

Exhibit 10.1. Subscription Agreement, dated September 13, 2004, between Phase III Medical, Inc. and Aholt, Jr. Family Trust dated 2/17/97.

Exhibit 10.2.     Promissory Note made by the Company in favor of Robert Aholt,
                  Jr.

Exhibit 10.3. Letter Agreement, dated September 13, 2004, between Phase III Medical, Inc. and Robert Aholt, Jr.

Exhibit 99.1.     Press Release dated September 15, 2004.

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     PHASE III MEDICAL, INC.



                                                     By:      /s/ Mark Weinreb
                                                              ----------------
                                                              Mark Weinreb
                                                              President




         Dated:  September 16, 2004

                                  EXHIBIT INDEX
                                  -------------


Exhibit Number    Description
--------------    -----------

     10.1. Subscription Agreement, dated September 13, 2004, between Phase III Medical, Inc. and Aholt, Jr. Family Trust dated 2/17/97.

     10.2. Promissory Note made by the Company in favor of Robert Aholt, Jr.

     10.3. Letter Agreement, dated September 13, 2004, between Phase III Medical, Inc. and Robert Aholt, Jr.

     99.1.        Press Release dated September 15, 2004.